Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

As used in this Current Report on Form 8-K/A, (1) the terms the “Company,” “we,” “us,” and “our” refer to the combined enterprises of SafeStitch Medical, Inc., a Delaware corporation (“SafeStitch”), and TransEnterix, Inc., a Delaware corporation (“TransEnterix”), after giving effect to the Merger (defined below) and the related transactions described herein, (2) the term “SafeStitch” refers to the business of SafeStitch Medical, Inc., prior to the Merger, and (3) the term “TransEnterix” refers to the business of TransEnterix, Inc., prior to the Merger, in each case unless otherwise specifically indicated or as is otherwise contextually required.

As previously reported in the Current Report on Form 8-K, filed by SafeStitch with the Securities and Exchange Commission (“SEC”) on August 14, 2013 (the “Prior Form 8-K”), SafeStitch entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with TransEnterix. On September 3, 2013, SafeStitch consummated a merger with TransEnterix in which a wholly owned subsidiary of SafeStitch merged with TransEnterix, with TransEnterix being the surviving entity (the “Merger”). The Merger is being treated as a reverse acquisition for financial accounting and reporting purposes, with SafeStitch as the acquired entity and TransEnterix as the acquirer. As a result, the assets and liabilities and the historical operations that are reflected in the Company’s financial statements filed with the SEC are those of TransEnterix, and the Company’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of TransEnterix and SafeStitch effective September 3, 2013. Effective September 3, 2013, the Company is headquartered in Morrisville, North Carolina.

Pursuant to the Merger Agreement, upon consummation of the Merger, each share of TransEnterix’s capital stock issued and outstanding immediately preceding the Merger was converted into the right to receive 1.1533 shares (the “Exchange Ratio”) of SafeStitch’s common stock, par value $0.001 per share (“Common Stock”), other than those shares of TransEnterix’s common stock held by non-accredited investors, which shares were instead converted into the right to receive an amount in cash per share of SafeStitch common stock equal to $1.08, without interest, which is the volume-weighted average price of a share of Common Stock on the OTCBB for the 60-trading day period ended on August 30, 2013 (one day prior to the effective date of the Merger). Additionally, pursuant to the Merger Agreement, upon consummation of the Merger, SafeStitch assumed all of TransEnterix’s options and warrants issued and outstanding immediately prior to the Merger at the same exchange ratio, which are now exercisable for approximately 15,680,775 and 1,397,937 shares of Common Stock, respectively. Following the Merger, TransEnterix’s former stockholders now hold approximately 65% of the Company’s Common Stock on a fully-diluted basis.

Additionally, as previously reported in the prior Form 8-K, in connection with the Merger Agreement, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain private investors (the “Investors”), pursuant to which the Investors agreed to purchase an aggregate of 7,544,704.4 shares of the Company’s Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), each share of which is convertible, subject to certain conditions, into ten (10) shares of Common Stock (the “Conversion Shares” and, together with the Series B Preferred Stock, the “Private Placement Securities”), for a purchase price of $4.00 per share of Series B Preferred Stock, which was paid in cash, cancellation of certain indebtedness of TransEnterix or a combination thereof (the “Private Placement”). On September 3, 2013 (the “Closing Date”), the Company issued and sold 7,544,704.4 shares of Series B Preferred Stock to the Investors. The Company issued and sold an additional 25,000 shares of Preferred Stock within the period provided in the Purchase Agreement.

The accompanying Unaudited Pro Forma Condensed Combined Balance Sheet, or the pro forma balance sheet, as of June 30, 2013 and the Unaudited Pro Forma Condensed Combined Statements of Operations, or the pro forma statements of operations, for the six months ended June 30, 2013 and the year ended December 31, 2012 combine the historical financial information of TransEnterix and SafeStitch and are adjusted on a pro forma basis to give effect to the Merger and the Private Placement Transaction as described in the notes to the unaudited pro forma condensed combined financial statements. The pro forma balance sheet reflects the Merger and the Private Placement Transaction, which occurred on September 3, 2013, as if they had each been consummated on June 30, 2013, and the pro forma statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012 reflect the Merger and Private Placement Transaction as if they had each been consummated on January 1, 2012. The pro forma financial statements have been derived from and should be read in conjunction with the historical consolidated financial statements of each of TransEnterix and SafeStitch, which were (in the case of SafeStitch’s financial statements) included in SafeStitch’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2013 and SafeStitch’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2013 or are (in the case of TransEnterix’s financial statements) included as Exhibits 99.1 to the Current Report on Form 8-K filed with the SEC on September 6, 2013.

The pro forma financial statements are provided for illustrative purposes only and are not intended to represent, and are not necessarily indicative of, what the operating results or financial position of the Company would have been had the Merger and the Private Placement Transaction been completed on the dates indicated, nor are they necessarily indicative of the Company’s future operating results or financial position. The pro forma financial statements do not reflect the impacts of any potential operational efficiencies, asset dispositions, cost savings or economies of scale that the Company may achieve with respect to the combined operations. Additionally, the pro forma statements of operations do not include non-recurring charges or credits which result directly from the transactions.

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SAFESTITCH MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2013

(in thousands)

					Pro Forma
					Adjustments
			Pro Forma		(Private
	Historical		Adjustments		Placement		Pro Forma
	TransEnterix	SafeStitch	(Merger)		Transaction)		Combined
Assets
Current assets:
Cash and cash equivalents	$2,210	$1,026	$(3,184	)(a)	$30,197	(e)	$30,249
Accounts receivable, net	144	68	-		-		212
Inventory, net	1,465	1,482	(1,450	)(b)	-		1,497
Other current assets	241	72	-		-		313
Total current assets	4,060	2,648	(4,634)		30,197		32,271

Restricted cash	375	-	-		-		375
Property and equipment, net	1,438	264	113	(b)	-		1,815
Intellectual property, net	2,991	-	-		-		2,991
Other long term assets	152	2	-		-		154
Goodwill and other intangible assets	-	-	93,680	(c)	-		93,680
Total assets	$9,016	$2,914	$89,159		$30,197		$131,286

Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable	$639	$615	$-		$-		$1,254
Related party payable	45	52	-		-		97
Accrued expenses	765	-	-		-		765
Notes payable - current portion	3,416	-	-		-		3,416
Total current liabilities	4,865	667	-		-		5,532

Noncurrent liabilities:
Preferred stock warrant liability	109	-	(109	)(f)	-		-
Notes payable – less current portion	6,584	-	-		-		6,584
Total liabilities	11,558	667	(109)		-		12,116

Commitments and Contingencies

Redeemable Convertible Preferred Stock: Series A Redeemable Convertible Preferred Stock, $0.001 par value per share, 5,734,402 shares authorized and 5,696,261 shares issued and outstanding	19,885	-	(19,885	)(d)	-		-
Series B Redeemable Convertible Preferred Stock, $0.001 par value per share, 11,504,298 shares authorized and 11,489,972 shares issued and outstanding	40,038	-	(40,038	)(d)	-		-
Series B-1 Redeemable Convertible Preferred Stock, $0.001 par value per share, 48,454,545 shares authorized and 45,998,220 shares issued and outstanding	15,111	-	(15,111	)(d)	-		-
Shareholders’ equity (deficit):
Series B Convertible Preferred Stock, $0.01 par value per share, 25,000,000 shares authorized and 7,569,704.4 shares issued and outstanding	-	-	-		30,197	(e)	30,197
Common stock, $0.001 par value per share, 225,000,000 shares authorized and 167,246,615 shares issued and outstanding	5	62	101	(d)	-		168
Additional paid-in capital	1,387	33,223	136,112	(d)	-		170,722
Accumulated equity (deficit)	(78,968)	(31,038)	28,089	(d)	-		(81,917)
Total stockholders’ equity (deficit)	(77,576)	2,247	164,302		30,197		119,170
Total liabilities and stockholders’ equity	$9,016	$2,914	$89,159		$30,197	(e)	$131,286

See accompanying notes to the pro forma condensed combined financial statements.

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 SAFETITCH MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

For the six months ended June 30, 2013

(in thousands, except per share data)

	Historical		Pro Forma		Pro Forma
	TransEnterix	SafeStitch	Adjustments		Combined

Revenue	$850	$17	$-		$867
Cost of revenue	1,889	7	-		1,896
Gross profit	(1,039)	10	-		(1,029)
Operating expenses:
Research and development	4,742	520	-		5,262
Sales and marketing	1,034	50	-		1,084
General and administrative	1,757	942	-		2,699
Total operating expenses	7,533	1,512	-		9,045
Operating loss	(8,572)	(1,502)	-		(10,074)
Interest expense	(490)	(23)	-		(513)
Net loss	$(9,062)	$(1,525)	$-		$(10,587)

Net loss per common share - basic and diluted	$(1.68)				$(0.06)

Weighted average common shares outstanding - basic and diluted	5,391		161,908	(a)	167,299

See accompanying notes to the pro forma condensed combined financial statements.

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   SAFESTITCH MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

(in thousands, except per share data)

	Historical		Pro Forma		Pro Forma
	TransEnterix	SafeStitch	Adjustments		Combined

Revenue	$2,115	$35	$-		$2,150
Cost of revenue	4,065	382	-		4,447
Gross profit	(1,950)	(347)	-		(2,297)
Operating expenses:
Research and development	5,925	2,916	-		8,841
Sales and marketing	3,680	1,034	-		4,714
General and administrative	3,519	2,358	-		5,877
Total operating expenses	13,124	6,308	-		19,432
Operating loss	(15,074)	(6,655)	-		(21,729)
Interest and other income	38	-	-		38
Interest expense	(389)	(69)	-		(458)
Net loss	$(15,425)	$(6,724)	$-		$(22,149)

Net loss per common share - basic and diluted	$(2.86)				$(0.13)

Weighted average common shares outstanding - basic and diluted	5,391		161,908	(a)	167,299

See accompanying notes to the pro forma condensed combined financial statements.

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SAFESTITCH MEDICAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS

1. Description of Transaction

On September 3, 2013, SafeStitch consummated a merger with TransEnterix in which a wholly owned subsidiary of SafeStitch merged with TransEnterix, with TransEnterix being the surviving entity (the “Merger”). The Merger is being treated as a reverse acquisition for financial accounting and reporting purposes, with SafeStitch as the acquired entity and TransEnterix as the acquirer. As a result, the assets and liabilities and the historical operations that are reflected in the Company’s financial statements filed with the SEC are those of TransEnterix, and the Company’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of TransEnterix and SafeStitch effective September 3, 2013. Effective September 3, 2013, the Company is headquartered in Morrisville, North Carolina.

Pursuant to the Merger Agreement, upon consummation of the Merger, each share of TransEnterix’s capital stock issued and outstanding immediately preceding the Merger was converted into the right to receive 1.1533 shares (the “Exchange Ratio”) of SafeStitch’s common stock, par value $0.001 per share (“Common Stock”), other than those shares of TransEnterix’s common stock held by non-accredited investors, which shares were instead converted into the right to receive an amount in cash per share of SafeStitch common stock equal to $1.08, without interest, which is the volume-weighted average price of a share of Common Stock on the OTCBB for the 60-trading day period ended on August 30, 2013 (one day prior to the effective date of the Merger). Additionally, pursuant to the Merger Agreement, upon consummation of the Merger, SafeStitch assumed all of TransEnterix’s options and warrants issued and outstanding immediately prior to the Merger at the same exchange ratio, which are now exercisable for approximately 15,680,775 and 1,397,937 shares of Common Stock, respectively. Following the Merger, TransEnterix’s former stockholders hold approximately 65% of the Common Stock on a fully-diluted basis.

Additionally, as previously reported in the Prior Form 8-K, in connection with the Merger Agreement, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain private investors (the “Investors”), pursuant to which the Investors agreed to purchase an aggregate of 7,544,704.4 shares of the Company’s Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), each share of which is convertible, subject to certain conditions, into ten (10) shares of Common Stock (the “ Conversion Shares ” and, together with the Series B Preferred Stock, the “Private Placement Securities”), for a purchase price of $4.00 per share of Series B Preferred Stock, which was paid in cash, cancellation of certain indebtedness of TransEnterix or a combination thereof (the “Private Placement”). On September 3, 2013 (the “Closing Date”), the Company issued and sold 7,544,704.4 shares of Series B Preferred Stock to the Investors. The Company issued and sold an additional 25,000 shares of Preferred Stock within the period provided in the Securities Purchase Agreement.

2. Basis of Presentation

The accompanying unaudited pro forma balance sheet and pro forma statements of operations combine the historical financial information of the Company and TransEnterix and are adjusted on a pro forma basis to give effect to the Merger and the Private Placement Transaction as described in the notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma balance sheet reflects the Merger and the Private Placement Transaction, which occurred on September 3, 2013, as if they had each been consummated on June 30, 2013, and the unaudited pro forma statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012 reflect the Merger and Private Placement Transaction as if they had each been consummated on January 1, 2012. The unaudited pro forma financial statements have been derived from and should be read in conjunction with the historical consolidated financial statements of each company, SafeStitch and TransEnterix. In the case of SafeStitch’s financial statements, as were included in the SafeStitch’s Annual Report on Form 10-K filed with the SEC on April 1, 2013 and the SafeStitch’s Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2013 and August 14, 2013. In the case of TranEnterix’s financial statements, as were included as Exhibit 99.1 to the Form 8-K filed with the SEC on September 6, 2013.

The unaudited pro forma financial statements are provided for illustrative purposes only and are not intended to represent, and are not necessarily indicative of, what the operating results or financial position of the Company would have been had the Merger and the Private Placement Transaction been completed on the dates indicated, nor are they necessarily indicative of the Company’s future operating results or financial position. The unaudited pro forma financial statements do not reflect the impacts of any potential operational efficiencies, asset dispositions, cost savings or economies of scale that the Company may achieve with respect to the combined operations. Additionally, the unaudited pro forma statements of operations do not include non-recurring charges or credits which result directly from the transactions.

The pro forma financial statements have been prepared using the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805, “Business Combinations.” ASC 805 requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values, as determined in accordance with ASC 820, “Fair Value Measurements,” as of the acquisition date. For certain assets and liabilities, book value approximates fair value. In addition, ASC 805 establishes that the consideration transferred be measured at the closing date of the asset acquisition at the then-current market price, which may be different than the amount of consideration assumed in the unaudited pro forma financial statements. Under ASC 805, acquisition-related transaction costs (i.e., advisory, legal, valuation, other professional fees) and certain acquisition-related restructuring charges impacting the target company are expensed in the period in which the costs are incurred.

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As of the filing date of the Current Report on Form 8-K/A to which this exhibit is attached, the Company’s assets and liabilities are presented at their preliminary estimated fair values, with the excess of the purchase price over the sum of these fair values presented as goodwill. The Company has not completed the detailed valuation studies necessary to arrive at the required estimates of fair market value of its assets and liabilities and the related allocations of purchase price. The valuations of assets and liabilities are in process and are not expected to be finalized until later in 2013, as information may become available within the measurement period which indicates a potential change to these valuations. Accordingly, the final allocations of and the effects on the results of operations may differ materially from the preliminary allocations and unaudited pro forma combined amounts included herein.

Under the acquisition method of accounting, SafeStitch’s assets acquired and liabilities assumed will be recorded on the Company’s consolidated financial statements as of the consummation of the Merger, primarily at their respective fair values. In addition, SafeStitch’s results of operations will be included with the Company’s consolidated results of operations beginning on the closing date, and the Company’s consolidated results of operations prior to the closing date will not be retroactively restated to reflect SafeStitch’s results of operations.

3. Accounting Policies

TransEnterix is currently performing a detailed review of the Company’s accounting policies. As a result of this review, it may become necessary to conform the Company’s accounting policies to be consistent with the accounting policies of TransEnterix. To date, TransEnterix has not identified any significant differences in accounting policies.

4. Purchase Consideration

The following table reflects the merger consideration (in thousands, except percentages and per share amounts):

Number of SafeStitch common shares outstanding at date of merger (1)	61,749
Fair value price per share (2)	$1.52

Fair value of shares issued (3)	$93,858
Cash merger consideration in lieu of shares (4)	293
Total fair value of consideration transferred	$94,151

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(1)	Represents the number of SafeStich common shares outstanding at the date of the merger of September 3, 2013 as set forth in the Merger Agreement, as adjusted for cash payments to unaccredited investors.

(2)	Represents the closing price of SafeStitch’s common stock on the OTCQB on September 3, 2013.

(3)	Represents the number of shares issued at closing multiplied by the fair value per share.

(4)	Represents payments of $293,000 to unaccredited investors in lieu of the Company’s common stock.

5. Preliminary Purchase Price Allocation

The following table summarizes the preliminary purchase price allocation based on estimated fair values as if the Merger had been consummated on June 30, 2013 (in thousands):

Cash and cash equivalents	$597
Accounts receivable	9
Accounts receivable – related party	45
Inventory	50
Other current assets	53
Property and equipment	357
Other long-term assets	2
Intangibles - Trade name	10
Goodwill	93,670
Total assets acquired	94,793
Accounts payable and other liabilities	642
Total fair value of consideration	$94,151

6. Pro Forma Adjustments

Pro forma adjustments reflect those matters that are a direct result of the Merger and Securities Purchase Agreement, which are factually supportable and, for pro forma adjustments to the unaudited pro forma statements of operations, are expected to have continuing impact. The pro forma adjustments are based on preliminary estimates that may change as additional information is obtained. Given the historical net loss positions of SafeStitch and TransEnterix, along with the full valuation allowances applied to the deferred tax assets at December 31, 2012, there is no expected tax impact of these adjustments on the unaudited pro forma balance sheet or statements of operations.

Adjustments to the unaudited pro forma balance sheet:

(a)	Represents $293,000 that the Company deposited into an account specified for the purpose of funding the unaccredited investors in lieu of common stock and $2.9 million of estimated transaction costs related to the Merger that were not previously reflected in the historical consolidated financial statements.

(b)	Represent purchase price adjustments to inventory and fixed assets related to the Merger based upon preliminary estimates that may change as additional information is obtained.

(c)	Represents the difference between the estimated purchase price and the estimated fair values of the identifiable assets acquired and liabilities assumed.

(d)	The following pro forma adjustments represent the effects of conversion of TransEnterix redeemable convertible preferred stock into common stock and subsequent exchange for SafeStitch common stock pursuant to the Merger Agreement, in addition to Merger related costs and adjustments, and consist of:

(i)	the exchange of TransEnterix common stock for SafeStitch common stock	$55,059
(ii)	the elimination of SafeStitch’s accumulated deficit	31,038
(iii)	estimated Merger transaction fees to be expensed	3,171
		$89,268

(e)	Represents the gross proceeds from the Private Placement Transaction of $30,279,000, less estimated transaction costs of $82,000.

(f)	Represents conversion of preferred stock warrants to common stock warrants as of the merger.

 Adjustments to the unaudited pro forma condensed combined statement of operations:

(a)	Represents net common shares issued in connection with the Merger (in thousands).

(i)	pre-Merger shares of SafeStitch’s common stock	61,749
(ii)	SafeStitch’s common stock issued in connection with the Merger	105,550
(iii)	less pre-Merger shares of TransEnterix’s common stock	(5,391)
		161,908

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